Exhibit 99.02

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Hello everyone, welcome to the tracks full year 2021 conference call We appreciate you joining us today i’m Morgan Vice President of community.

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Sequire Host: This is our safe harbor statement, which I will read.

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Sequire Host: This presentation contains certain forward looking statements that are based upon current expectations and involves certain risks and uncertainties, within the meaning of the US private securities litigation reform act of 1995.

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Sequire Host: Words or expressions such as anticipate plan will intend to believe or expect or variations of such words and similar expressions are intended to identify such forward looking statements.

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Sequire Host: These forward looking statements are not guarantees of future performance and are subject to risks uncertainties and other factors.

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Sequire Host: some of which are beyond our control and difficult to predict and could cause actual results to differ materially.

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Sequire Host: From those expressed or forecasted in the forward looking statements, including without limitation statements made with respect to expectations of our.

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Sequire Host: ability to increase our revenues satisfy our obligations as they become do report profitable operations and other risks and uncertainties as set forth.

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Sequire Host: And our annual report on form 10 K for the year ended December 31 2020 or subsequent quarterly reports on form 10 Q as filed with the Securities and Exchange Commission.

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Sequire Host: All forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially.

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Sequire Host: from those in the forward looking statements, many of which are generally outside the control of strikes and are difficult to predict strikes undertakes no obligation to publicly update any forward looking statements, whether as a result of new information future events or otherwise.

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i’d like to introduce Chris smugly now, the founder and CEO of strikes.

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Thank you, Morgan and welcome everybody to the key for 2021 and full year of conference call.

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Sequire Host: I want to thank you for your continued support of tracks, as many of you know, was a fantastic year for us and we grew significantly.

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Sequire Host: In all my years i’ve had that i’ve had in business i’ve not had a business that has grown as fast and as continue to grow as fast as tracks as.

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It was a monumental year and, as you will see, as we get into the numbers we’re just getting started.

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Well, I appreciate our existing investors, I want to jump and wanting to jump right into the numbers, I want to take a minute to quickly explain to those that are new to our story a little bit about what we are doing and what is driving this significant growth.

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Sequire Host: So acquires a SAS platform that provides public companies, the ability to understand who their investors are.

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Sequire Host: who’s buying and selling their stock and provides a number of tools to communicate with those investors, such as text messages emails surveys.

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Sequire Host: And a number of other tools that help them manage their warrants short interest data shelf availability and allows them to track specific financial transactions that they enter into.

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Once they’re on the platform we help public companies build Community through a number of tools.

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versus our virtual events platform that allows companies, investors and banks, the ability to run virtual events we combine this with our in person, events that gather some of the most notable investors and companies together to learn and engage from each other.

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We also provide news on small CAP companies on both our micro caps COM website and ld micro COM, where we have an index that tracks, the micro CAP market.

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Sequire Host: The creation of this community has taken years and our assets are well positioned to continue to grow this Community.

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Sequire Host: We can never accomplish this without our team, we have a team of around 150 people that are helping accomplish this goal, on a daily basis and we’d like to thank all of them for their participation and helping us accomplish these goals.

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Sequire Host: And here’s some of those major accomplishments that we achieve this year.

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were pleased to announce that our full year revenue growth 340% year over year.

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This revenue continues to grow, as we saw 27% increase in Q4 revenue over q3 revenue, which was also up 170% year over year.

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When we gave her revenue guidance for big token we can we were still consolidated with their 3.5 million in revenue and the revenue that tracks achieved, we exceeded our guidance for 2021.

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Not only did we beat on the revenue side, but we continued on our trajectory of positive the iba well, we had a lot more expenses in Q4 due to big token spin off we still maintains positive Eva and had 3.8 million and positive Eva for the year.

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We now have 13 quarters of consecutive so choir revenue growth, we continue to add customers in grew the number of clients who have signed up for the platform from 284 to 307.

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Sequire Host: Starting tonight we’re about to embark on our most successful in person event we’ve ever thrown.

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Sequire Host: ld micro launches tonight with almost 200 companies and over 2001 on one meetings, people are ready to get back to meeting in person, and while we anticipate to continue we’re also live streaming the event to the investors who cannot make it to the event.

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Sequire Host: At the end of the year we held approximately $20 million and marketable securities one thing to note here, and I know i’ve mentioned this many times in the past.

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Sequire Host: Our agreements for taking stock a service include price resets and most favorite favorite nation clauses that help us revalue our positions when stocks go down.

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Sequire Host: This is, as I mentioned earlier, we exceeded our revenue guidance and i’d like to point out how we got there as our numbers were big token.

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tracks and the tracks gap numbers.

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Sequire Host: will combine to make the $31.981 million.

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Sequire Host: So when we when you look at the tracks financials you’re going to see that we have 28.5 million, that is, excluding 3.4 million that big token had.

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Sequire Host: So we gave guidance of 31.5 and we actually exceeded that, but the now that we’re D consolidated on the numbers you’re only going to see the 28.5 million, so I just wanted to be clear about that, so you didn’t think that we didn’t hit those numbers, we did hit them.

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Sequire Host: But it’s just the consolidating three and a half million dollars out of the p&l.

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we’ve had a great last few quarters of bookings and just the last two quarters, we booked over $30 million in business, and I think will book around 12.5 million and q2.

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Sequire Host: If you look at this chart it seems to indicate that growth is coming in three months cycles, since these agreements are 12 month arrangements we have great insights and star revenue and more confident we’ll we’ll get to 47 to $50 million this year.

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We also had our best one week of bookings and q2 so the market tour miles not has not derailed our growth.

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We continue to hold a positive ebitda even though we’re growing the team at our infrastructure we anticipate that q1 will be a record even a quarter for tracks and Q4 we had 860 5000 and positive ebitda.

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Sequire Host: But getting into q1 we anticipate to even exceed the 1.4 million that we had a few quarters ago.

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Sequire Host: We can send you to see that we’re pacing around 25 to 30 new customers per quarter.

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Sequire Host: We hope to see this increase, as we have hired up on our sales team and they’re bringing in a lot of companies into the into the pipeline.

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Sequire Host: This is a look at our share structure we have around 31.2 million shares outstanding fully diluted This includes warrants and all of our employee options that are out there.

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When it comes to the warrants.

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We have around 3.6 million warrants that expire in October of this year.

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That would, if they did get exercise I would bring in around $7 million worth of extra cash into the company.

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One thing to note here is that since we didn’t.

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file, this report on time, the warrants that were to be exercised in March ended up going cashless and instead of 1.6 million shares being added to the CAP table only 190 4000 shares.

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were added to the CAP table so significant dilution was avoided due to that if there is any icing on the cake for filing late.

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Sequire Host: So now i’d like to turn the call over to Mike for its financial review Mike.

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Thank you, Chris.

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Sequire Host: As we previously mentioned with the D consolidation of big token.

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Sequire Host: we’re now able to we’re now able to present our operating results exclusively of this acquire business and jumping into the fourth quarter.

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Sequire Host: we’re looking at revenues exceeding the prior quarter and the prior year by 27% and 170% respectively, and as Chris mentioned, you know this this growth is as a result of the continuing bookings that we’ve had in in the supplier business over the past year.

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Total operating expenses have increased as well on a quarter over quarter basis throughout 28% and on a year over year basis or up 91% again this is reflective of the continued investment in growth in the in the cost structure of the business support the revenue growth.

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Now, moving to the full year.

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we’ve see revenues increasing year over year 341% and again this is exclusive of the big token operations, this is solely acquire.

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And the ld micro conference revenues, as well as some miscellaneous other revenues.

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Sequire Host: On a cost side of things expenses are up almost two X or 97% but, again, roughly one third of the increase that we’ve seen in revenues and again this is mostly supporting the increase operations of the business on an overall basis.

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Sequire Host: And when we move into the gap p&l.

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I think it’s important that we focus spend a little time and understand the large non cash items that we have in the in the gap.

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Income statement.

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What you’ll see are two large charges both non cash and represent the the the consolidation of big token.

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With the D consolidation of big token what we do is we consolidate all of the revenues and expenses of that business and represent them in one line item on the p&l called discontinued operations.

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And what you’ll see.

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What you’ll see in terms of the entire consolidated big token business for the full year 2021.

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incurred, a loss a net net loss of $14.4 million.

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And then the second charge that we have non cash related to the to the D consolidation of big token is to dispose of the carrying value and the assets and liabilities, as well as the the private equity components of that business.

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And that results in a loss on the consolidation of approximately 9.4 million, so those two charges.

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Both non cash as it relates to two tracks.

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represent $24 million and.

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or one time charge moon will no longer see the effects of the D consolidation on a go forward basis.

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Now, moving into.

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Sequire Host: moving into the business of supplier exclusively going forward I think it’s important, at least for this period to understand the major movements from our our.

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Sequire Host: net loss or gap net loss to what we represent what we feel is appropriate measure of the business, which is adjusted ebitda and so.

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Sequire Host: I wanted to point out, as I, as I previously mentioned we’ve had significant charges as it relates to to the big token D consolidation, but there are some other non cash charges.

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Sequire Host: that we need to add back to get to what we what we believe is the appropriate measurement for our business, which is adjusted ebitda.

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And so.

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Sequire Host: Of that 20 of the $34.3 million dollar total net loss approximately 24 million of that is related to the big token T consolidation slightly offset by the not controlling interest in that the in that discontinued operation.

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And so we find ourselves with a full year adjusted ebitda of.

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3.8 million for approximately a $6 million year over year increase from a negative $2 million in the prior year.

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Now, moving into the require security portfolio, as Chris previously mentioned, you know, we have some additional features within the the contracts in which we obtain the securities from our from our customers.

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Mainly.

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If the if the if the company, the issue where that we’ve received the securities from does it do the financing we get reset subject was still holding those shares and, at the end of the year.

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We had receivables of approximately $2.1 million of fair market value of securities, but for gap accounting rules, we do not get to reflect those shares in our asset balance.

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We also had $1.2 million of shares that are our do under new revenue contracts, we report these on the balance sheet if we move to our our balance sheet report these.

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On the on the balance sheet as a as a as a contract asset you’re going to see that as a as a new line item on the balance sheet, reflecting the value of the securities that we have yet to receive.

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And then finally moving back to the balance sheet, with a D consolidation of of the of the big token business historically we’re going to represent the assets and liabilities of big token.

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In the respective.

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Sequire Host: categories of the of the balance sheet as as discontinued operations, so you get a true sense of of what the what the balance sheet is as well as the income statement for this acquire business historically and on a go forward basis.

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And with that i’d like to turn the call back to to Morgan.

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Morgan Fogg: Thank you, Chris Thank you Mike well now move to the Q amp a portion of this call.

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Morgan Fogg: We have john heckman with wattenberg zelman john if you’d like to unmute.

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Jon Hickman: Okay, can you hear me okay.

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Morgan Fogg: We can’t Thank you.

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Jon Hickman: Okay, I have a couple questions.

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Jon Hickman: So maybe this question is for Mike but.

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Jon Hickman: Were there.

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Jon Hickman: Whatever the in the operating expense line is, could you take a number out of that that was related to the D consolidation of big token and would not be like.

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Jon Hickman: Going that would be expenses that wouldn’t be repeated in q1 or q2.

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Michael Malone: yeah yeah john we had approximately i’d say just shy of of a half a million dollars of.

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Michael Malone: You know, legal accounting and and other kind of overhead charges associated with with you know the.

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Michael Malone: You know, facilitating that that process between you know big token and and a bright people on our side.

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Michael Malone: yeah, so I would I would, I would say, you know a good number would be would be 40 $500,000 probably be a good number.

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Jon Hickman: But what didn’t you have, then you have expenses like that into one is you resolved all the accounting stuff.

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Michael Malone: Well, I think, I think that.

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Michael Malone: We probably did have a bump certainly in in you know, accounting and charges, we do pretty much every year, you know we we book a significant increase from prior quarters in in.

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Michael Malone: You know, audit and in legal fees, but but I don’t think it’s it’s going to be materially out of line with what we had in the prior year, especially in the prior year 2021 remember we had significant amount of expenses, due to the you know, the first part of the big token.

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Michael Malone: spin off when it moved into into the we did the reverse merger, so I comparable base I don’t think you’re going to see much of a difference there but, but specifically related to the transaction.

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Michael Malone: You know, we had you know that that that’s probably the best way to think about it.

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Chris Miglino: And then.

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Chris Miglino: And then I think it’s worth noting, and point out the $10 million finance charge that was at the beginning of the years, while for the.

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Chris Miglino: That won’t exist into the next year right Mike.

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Michael Malone: yeah so we did a.

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Michael Malone: that’s right Chris so at the beginning of the year, we had a.

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Michael Malone: Being of 2021 we had a charge we took to the p&l that reflect a what you call a Warren inducement charge, we had a.

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Michael Malone: drop the exercise price and some warrants outstanding and exchange for shortening the duration.

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Michael Malone: replacement warrant and so what you do is you take the the fair market, the difference between the fair market value of the warrant that the older had and the fair market value of.

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Michael Malone: The new warrant when you drop it from 750 to 250, it is a quite a quite a large penile hit, but again it’s all non cash and we get the wipers warrants out much sooner so.

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Chris Miglino: And a lot of people forgot about that because it happened so long ago, but you know those morons are now gone and already in the system.

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Jon Hickman: Okay, and then Chris could you walk through you, you know own preferred shares and big token and what what’s your position there exactly and when can you start to liquidate that if you want, if you chose to.

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Chris Miglino: So the the preferred shares, we have now, we have both we have common which represent around 2.99% of the company and we have.

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Chris Miglino: And we have the preferred the the preferred we you know, obviously we have a Blocker so we can never go above the 499 so we’d have to sell the 499 first or or a fraction thereof, before we can convert out in any more of the.

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Chris Miglino: any more of the preferred, so what you know we took a really conservative approach here with this so that.

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Chris Miglino: If we would have taken it, you know as as it mark to market, it would have been a positive hundred and $94 million p&l to the upside.

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Chris Miglino: And then next quarter, we would add another $50 million dollars, up to the upside and maybe that you know we don’t know will happen in the next quarter, but you know, maybe we’d be down another 50 million, so it add this constant noise, to the.

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Chris Miglino: To this acquire numbers, which is what we were trying to avoid by getting this whole thing done.

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Chris Miglino: So, by doing it this way, it allows us to you know if if and when we sell any of our big token holdings it’ll go straight to our bottom line and it won’t.

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Chris Miglino: You know, we won’t have to endure any of the stock volatility that they may experience in that stock that would have an impact, and we don’t have to go around explaining it every quarter about why we’re up 50 million or down 50 million.

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Chris Miglino: So that was the you know the idea behind that I think that they need to file their K and their Q before.

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Chris Miglino: You know before we’ll be able to sell any shares, but once they do vinyl that, then you know, then we would be able to do that.

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Jon Hickman: Okay.

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Jon Hickman: So could you walk through like.

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Jon Hickman: If you got paid in stock and say the contract value was I don’t know.

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Jon Hickman: $3 million, or something, and you got stock and then that’s the price of that stock went got cut by 30% in just in the market, how would you recoup how what could you walk me through how you recoup that 30%.

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Chris Miglino: yeah maybe let’s use a million dollars, just to make it easier for.

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Okay.

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Chris Miglino: I know you’re a big numbers got better.

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Chris Miglino: For me, making round number so.

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Chris Miglino: If we do a contract for a million dollars.

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Chris Miglino: We we don’t the million dollars obviously doesn’t become the revenue there’s a formula that we have that cat you know takes a discount against that million dollars to calculate what the revenue will be.

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Chris Miglino: So there’s already a discount that’s being applied for the revenue side and that’s determined based on you know volatility of the stock how much liquidity, it has and things of the sort.

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Chris Miglino: And then let’s say that we are six months in because typically, we need to hold these shares for six months under Rule 144 then.

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Chris Miglino: Six months from now, the value of that stock is half a million dollars, instead of a million dollars now.

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Chris Miglino: So now, the revenue side we’ve you know let’s say we booked it at 700,000 because you know we took a discount on it so now we’re now we’re down 200,000 against the against the 700,000 in revenue.

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Chris Miglino: So, now that company ends up doing a financing whatever kind of financing it is they do a convertible note, they do a.

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Chris Miglino: They do a debt deal they do any kind of financing at all were then able to reset our position we’re able to reset the price of that stock down to.

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Chris Miglino: down to that level so let’s say that when we did the the deal with them the stock was trading at $1 but now the stock is trading at 50 cents.

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Chris Miglino: And they do a financing at 40 cents, we get reset to 40 cents and let’s say that they end up giving out warrants in that new transaction.

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Chris Miglino: They reset the price to 40 cents and they they also give 100% Warren coverage at at 40 cents, we also get that warrant.

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Chris Miglino: At that point so whatever terms that the new financing gets were able to apply that to our financing as well.

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Chris Miglino: And so that resets us down we get more shares, but we also get on new warrants as well, which you know we’re seeing a lot more of that now, because the where the market is a lot more companies are doing transactions with warrants which didn’t happen as much last year.

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Jon Hickman: What if there’s no new transaction.

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Chris Miglino: If there’s no new transaction, then you just gotta wait and that’s why that’s why we wait, as long as we can to sell our stock, because these rules only apply as long as we hold the stock.

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Chris Miglino: So we try to hold as little as cash as possible and as much stock as possible at any given time and then sell you know sell stock as as we need the cash so Mike and his team are diligent and you know planning that out.

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Chris Miglino: You know figuring out what we do need to sell and I think we’ve been selling around $4 million, a quarter, and you know in other people’s stock on in the marketplace.

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Jon Hickman: And then, just one last question when do you anticipate being ill, the final q1.

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Chris Miglino: um I you know I don’t want to give a definitive date on that yet, but we’re we’re on it right away, and this obviously this needed to happen first, and so we will, I think we need a week or so before we can give you that.

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Jon Hickman: Okay, thank you.

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Chris Miglino: Thank you john appreciate it.

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Morgan Fogg: Thank you john up next we have Mike Crawford from the Riley Mike.

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Mike Crawford: Thank you um.

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Mike Crawford: You mentioned 12 and a half million of supplier bookings in the second quarter, is that a target or Is that what you have already.

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Chris Miglino: that’s our that’s our target that’s what we that’s what we think will do in the second quarter because remember, we had a lot of stuff that closed and those previous two quarters, are a lot of the pipeline got sucked up in the previous two quarters, so the pipeline now looks pretty significant.

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Chris Miglino: into q3 and Q4 q3 and Q4.

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Mike Crawford: And is, can you provide a sense of how much more you need to book in the you know final three and a half weeks of the quarter to hit that target.

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Chris Miglino: Around 3 million box three and a half million box.

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Chris Miglino: Which there’s contracts out for signature to get that, so I think will be pretty comfortably get there.

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Mike Crawford: and

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Mike Crawford: If you are to.

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Mike Crawford: secure new supplier commitments at this ld micro conference that’s occurring this week is that those are contracts that would not typically be signed until the third quarter.

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Chris Miglino: Yes, they would be signed in the probably in the third quarter or I mean you’ll have some people that sign up right away, you know our sales cycle is interesting some companies sign up immediately.

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Chris Miglino: And you know, on one phone call and others take you know, a couple of months to finish up, but I would see what you know I think we’ll see a boost.

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Chris Miglino: From this conference it’s at the beginning of the month here so that the sales guys have all month to close them up and and you know what’s interesting about this particular conference is that it’s a lot of a lot of non.

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Chris Miglino: acquire clients that are attending so there’s a big opportunity for our sales guys to close them up.

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Mike Crawford: Okay, and then um you gave Cason security’s number for December 31 around what was it at the end of.

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Mike Crawford: q1.

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Chris Miglino: So um.

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Michael Malone: yeah.

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Chris Miglino: You want to go Mike.

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Michael Malone: yeah I was gonna say so Mike we’ve got it just shy.

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Michael Malone: Probably the midpoint between a half a million and a million dollars, at the end of the first quarter and then the balance sheets going to show roughly 30 million in marketable securities, but you know, as Chris was saying, you know there’s there’s a.

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Michael Malone: lot there’s some noise, and that is it relates to you know, certainly the mark to market, as well as you know what we what we sell and then, and then the way that we we book.

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Michael Malone: You know the these receivable or the rather these shares we haven’t transit so there’s going to be a few million dollars of those that others would be in that number that we book is contract assets that that you know we close towards the end of the end of the.

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Michael Malone: end of March, that we had yet to receive actually in in in in book entry form so so it’s it’s a probably good number is is.

00:30:05.670 —> 00:30:09.480

Michael Malone: You know just shy of a million dollars and then that 30.

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Michael Malone: At the March 31 for securities.

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Chris Miglino: But Mike I think it’s important to note that, in the first quarter we sold around $4 million worth of securities.

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Chris Miglino: So we’re able to you know, like I said we hold the stock, as long as we can, because the longer we hold it if those companies do diluted financings then we get you know we get reset so our our goal is to you know kind of ride, you know right as long as we can with the.

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Chris Miglino: With the stock so in q1 and correct me if i’m wrong, like, I think we sold around $4 million dollars worth of.

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Michael Malone: Security that’s right.

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Chris Miglino: And we, and we anticipate that will be able to you know, continue to do that.

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Mike Crawford: mmm hmm OK, and then just I hate to get too much into the weeds here but yeah Mike I did hear about you know the contract assets at urine was 1.3 million and now that’s going to be around 3 million.

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Mike Crawford: March for securities and transit and and i’m sorry can can you just say where we see your preferred and common.

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Mike Crawford: Big token will these on the balance sheet so there’s this 4.1 million designated assa and there’s also this 4.1 million in recent year in a preferred stock viability, but I were what.

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Michael Malone: Yes, so Mike no so the the value of our of our position in big token our investment in big token is part of that that.

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Michael Malone: Security is held for sale or marketable securities balance, it is in there and, as Chris was saying, you know we’ve we’ve you know we’ve worked at extremely low you know, for the purposes that that Chris was saying so it’s it’s.

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Michael Malone: You know it’s within that with with with the net balance.

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Mike Crawford: Okay, so in but you can’t say what.

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Michael Malone: We i’d say it’s no it’s it’s it’s we’re carrying it at.

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Michael Malone: Roughly $30,000.

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Mike Crawford: And that’s the Coleman and the preferred.

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yeah.

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Mike Crawford: Okay, so essentially market down zero, but now big token itself with bright pool published or issued an 8k.

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Mike Crawford: Friday afternoon about transitioning into a web 3.0 business model I have, I mean you’re on the board, I think, still Chris and i’m.

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Mike Crawford: What what what can we say about you know where big token itself may be headed this year.

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Chris Miglino: Well, I think they have a you know they were in the past, giving away points to consumers for their.

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Chris Miglino: For their data and that you know that proved to be a very expensive business model now they’re they’re shifting to.

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Chris Miglino: Working with doing the same thing, but they’re rewarding those consumers with an F tease.

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Chris Miglino: That they’re doing in participation with very large brands so it’s actually a really interesting model.

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Chris Miglino: It saves them the you know the the cost of the points I think there’s a good opportunity for them.

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Chris Miglino: And our accounting and our recognition of that accounting has absolutely nothing to do with the you know the prospect that they that they have, I think that they you know they have a good opportunity there.

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Chris Miglino: So you know when we do sell some of this stock and if we do sell some of it it’ll instead of you know, eating against our the value that we have on the p&l it’ll go straight to our.

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Chris Miglino: You know straight to our bottom line, after that 38,000 is eaten against and then, and then we don’t have to worry about this, these weird you know jumps in the in the stock or decreases in the stock value that would have a massive impact on our p&l.

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Mike Crawford: Okay, great Thank you very much.

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Chris Miglino: Thanks Mike.

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Michael Malone: Thank you Mike.

00:34:38.520 —> 00:34:45.720

Morgan Fogg: Thank you Mike That concludes the Q amp a for the stressful year 2021 financials Thank you everybody for joining us today.

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Chris Miglino: And i’d like to if anybody wants to watch the.

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Chris Miglino: The require event we’d love to have you join us, we have the ld micro event that starts tomorrow it’s all day on.

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Chris Miglino: Tuesday and Wednesday and then part of the day, on Thursday, we have 200 plus public companies that are presenting.

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Chris Miglino: You can find a link at micro caps calm under the events if you’d like to watch it virtually if you’re not going to be joining us in person.

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Chris Miglino: If you are joining us in person, we look forward to seeing you there we have like I mentioned earlier, around 2001 on one meeting setup, so it should be a very busy couple of days, for us, so thank you very much for joining us and we appreciate the continued support.